Exhibit 99.1 October 2023 cbbank.com

Forward Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of CVB Financial Corp. and Citizens Business Bank (collectively, the “Company”) and are subject to significant risks and uncertainties that could cause actual results or performance to differ materially from those projected. You should not place undue reliance on these statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include, among others, changes in the U.S. economy or local, regional and global business, economic and political conditions; changes in laws or the regulatory environment, including trade, monetary and fiscal policies and laws; inflation or deflation, interest rate, market and monetary fluctuations; possible changes in our levels of capital or liquidity or our access to government or private lending facilities; possible credit related impairments, goodwill impairments or declines in the fair value of our loans and securities; the effect of acquisitions we have made or may make; changes in the competitive environment, including technological changes; cybersecurity and fraud threats; changes in the commercial and residential real estate markets; changes in customer preferences, borrowing and savings habits; geopolitical conditions, threats of terrorism or military action, catastrophic events or natural disasters such as earthquakes, droughts, pandemics, climate change and extreme weather; fraud and cybersecurity threats; and unanticipated legal or regulatory proceedings or outcomes. These factors also include those contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements that the Company or its management may make from time to time. These forward-looking statements speak solely as of the date they are made and are based only on information then actually known to the Company’s executives who are making the associated statements. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures—Certain financial information provided in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors and analysts should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or as superior to, measures prepared in accordance with GAAP. These measures may or may not be comparable to similarly titled measures used by other companies. cbbank.com 2

CVB Financial Corp. (CVBF) ▪ Total Assets: $15.9 Billion ▪ Gross Loans: $ 8.9 Billion ▪ Total Deposits (Including Repos): $12.6 Billion ▪ Total Equity: $ 2.0 Billion ➢ Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974. 3 cbbank.com

Bank Accomplishments & Ratings ➢ 186 Consecutive Quarters of Profitability ➢ 136 Consecutive Quarters of Cash Dividends ➢ Ranked #1 Forbes, 2023 Best Banks in America (February 2023) ➢ Ranked #4 Forbes, 2022 Best Banks in America (January 2022) ➢ Ranked #1 Forbes, 2021 Best Banks in America (January 2021) ➢ Ranked #1 Forbes, 2020 Best Banks in America (January 2020) ➢ Ranked #4 Forbes, 2019 Best Banks in America (January 2019) ➢ Ranked #2 Forbes, 2017 Best Banks in America (January 2017) ➢ Ranked #1 Forbes, 2016 Best Banks in America (January 2016) ➢ Ranked #3 in S&P Global Market Intelligence’s 2022 Top 50 Public Banks ➢ BauerFinancial Report ▪ Five Star Superior Rating ❖ 55 Consecutive Quarters ➢ Fitch Rating ▪ BBB+ (April 2023) ➢ One of the 10 largest bank holding companies in CA As of 10/11/2023 CVB Financial Corp. is the holding company for Citizens Business Bank SNL Financial ranking of largest bank holding companies in CA, as of 9/30/2023 4 cbbank.com

62 Business Financial Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust cbbank.com

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners. cbbank.com 6

Target Customer The best privately-held and/or family-owned businesses throughout California ▪ Annual revenues of $1-300 million ▪ Top 25% in their respective industry ▪ Full relationship banking ▪ Build long-term relationships cbbank.com 7

Three Areas of Growth DeNovo Acquisitions San Diego (2014) American Security Bank (2014) Oxnard (2015) County Commerce Bank (2016) Santa Barbara (2015) Valley Business Bank (2017) San Diego (2017) Community Bank (2018) Stockton (2018) Suncrest Bank (2022) Modesto (2020) cbbank.com 8

Acquisition Strategy Banks: ➢ Target size: $1 billion to $10 billion in assets ➢ Financial & Strategic ➢ In-market and/or adjacent geographic market (California) Banking Teams: ➢ In-market ➢ New markets cbbank.com 9

Relationship Banking Model Customer Credit Relationship Marketing Management Manager Division (Bank) Citizens Home Agribusiness Lending Dairy & Asset Based Construction Livestock Lending Lending Real Estate Treasury SBA Government Management Services International Services CitizensTrust/ Specialty Wealth Banking Management Citizens Bankcard/ Equipment Processing Financing cbbank.com 10

CVBF Balance Sheet Profile September 30, 2023 Deposits & Wholesale Securities Assets Loans Repos Funding Cash D&L & Agri Repos 1% Other 4% 2% Others Muni FHLB ST 9% 8% 9% borrowings Agency Interest- 22% C&I 11% bearing 11% Securities 38% $1.1B 34% $5.4B Loans MBS $8.9B $12.6B $15.9B 56% CMO Noninterest- 58% 22% bearing FRB CRE 60% BTFB 77% 78% 100% Core Customer Deposits Capital Ratios as of September 30, 2023 TCE Tier 1 Leverage CET1 Tier 1 RBC Total RBC 7.7% 10.0% 14.4% 14.4% 15.3% cbbank.com 11

Q3 2023 Financial Highlights • ROATCE = 18.82% • ROAA = 1.40% Profitability • NIM = 3.31% • Efficiency Ratio = 39.99% • Q3’23 Net Income = $57.9 million / EPS = $0.42 • 4% increase in Net Income vs. Q2‘23 Income Statement • Cost of funds increased sequentially from 0.83% to 0.92% • NIM increased sequentially from 3.22% to 3.31% • Total average deposits increased sequentially by $278 million • Total quarter end deposits decreased sequentially by $39 million • Noninterest deposits 61.39% of Total Deposits at quarter end Balance Sheet • Total quarter end borrowings declined sequentially by $375 million • Q3 Net recoveries = $28,000 • NPA/TA = 0.06% (NPA = $10 million) Asset Quality • Classified loans = $92 million or 1.04% of total loans • ACL = $89 million or 1.00% of gross loans • CET1 Ratio = 14.4% Capital • Total Risk-Based Ratio = 15.3% • Tangible Common Equity Ratio = 7.7% cbbank.com 12

Selected Ratios 2020 2021 2022 Q3’22 Q2’23 Q3’23 ROATCE 14.25% 15.93% 18.85% 21.34% 18.39% 18.82% NIM 3.59% 2.97% 3.30% 3.46% 3.22% 3.31% Cost of Deposits 0.12% 0.04% 0.05% 0.05% 0.35% 0.52% Performance Cost of Funds 0.13% 0.05% 0.06% 0.05% 0.83% 0.92% Efficiency Ratio 41.40% 41.09% 38.98% 36.59% 40.86% 39.99% NIE % Avg. Assets 1.49% 1.24% 1.28% 1.25% 1.32% 1.33% NPA % Total Assets 0.12% 0.04% 0.03% 0.06% 0.04% 0.06% Credit Quality Net Charge-Offs 0.00% 0.04% (0.01%) (0.00%) 0.00% 0.00% (Recoveries) to Avg. Loans CET1 Ratio 14.8% 14.9% 13.5% 13.5% 14.1% 14.4% Capital Total Risk-Based Capital 16.2% 15.6% 14.4% 14.3% 14.9% 15.3% Ratio cbbank.com 13

Selected Highlights Q3’22 Q2’23 Q3’23 ($ in Thousands) Net Interest Income $ 133,338 $ 119,535 $ 123,371 Noninterest Income 11,590 12,656 14,309 Noninterest Expense 53,027 54,017 55,058 PTPP 91,901 78,174 82,622 Income Provision for Credit Losses 2,000 500 2,000 Statement Earnings before Income Taxes 89,901 77,674 80,622 Net Income $ 64,639 $ 55,770 $ 57,887 Basic earnings per common share $0.46 $0.40 $0.42 Diluted earnings per common share $0.46 $0.40 $0.42 cbbank.com 14

Selected Highlights Q3’22 Q2’23 Q3’23 ($ in Thousands) Average Cash & Cash Equivalents $ 810,089 $ 525,566 $ 644,006 Average Loans 8,699,303 8,892,413 8,862,462 Average PPP Loans 38,198 5,461 3,910 Average Total Securities 6,033,696 5,689,606 5,542,590 Average Balance Average Noninterest-bearing Deposits 9,009,962 7,823,496 7,813,120 Sheet Average Total Deposits & Customer 14,731,483 12,800,441 12,923,826 Repurchase Agreements Average Borrowings 9 1,526,958 1,318,098 Loan-to-deposit 61.19% 72.27% 70.43% Noninterest-bearing deposits/Total Deposits 63.38% 63.58% 62.09% cbbank.com 15

Pretax-Pre Provision Income ($ in Millions) 2.31% 2.16% 2.09% 1.99% 1.91% $82.6 $95.4 $91.9 $84.0 $78.2 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 PTPP income (Non -GAAP*) PTPP ROAA (Non-GAAP*) * We use certain non-GAAP financial measures to provide supplemental information regarding our performance. cbbank.com 16

Dividends – 136 Consecutive Quarters 136 Consecutive Quarters $0.80 More than 30 years of cash $0.77 $0.72 $0.72 $0.72 dividends since 1989 $0.56 $0.54 $0.48 $0.48 48.40% 12/31/2015 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021 12/31/2022 Q3 2023 Dividends per Share Dividend Payout Ratio cbbank.com 17 • Dividend payout ratio calculated on per share basis. Annualized based on YTD dividends/YTD net earnings. ANNUALIZED*

Earnings Per Share $1.68 186 Consecutive Quarters $1.67 $1.56 of Profitability $1.48 $1.30 $1.24 $0.95 $0.94 $0.93 12/31/2015 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021 12/31/2022 Q3 2023 cbbank.com 18 • Annualized based on Q3’23 EPS. Q3 ANNUALIZED*

Strong Capital Ratios CVBF CET1 % KRX Avg CET1 % Regulatory Min. 14.9% 14.4% 14.1% 13.8% 13.6% 13.6% 13.4% 13.5% 12.5% 12.2% 11.9% 11.8% 11.8% 11.8% 11.7% 7.0% 7.0% 7.0% 7.0% 7.0% 7.0% 7.0% 7.0% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Capital Ratios 15.3% As of Q3 2023 14.4% 14.4% 4.8% $529mm 10.0% 5.9% 7.4% $822mm $655mm 6.0% $962mm 10.5% 8.5% 7.0% 4.0% T1 Leverage CET1 T1 RBC Total RBC Regulatory Minimum + Capital Conservation Buffer Excess Capital * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks) cbbank.com 19

CET1 Ratio Trend (%) 17.1% CVBF KRX 16.9% 15.1% 14.9% 14.9% 14.9% 14.8% 14.8% Community Suncrest 14.6% 14.6% 14.5% Bank Q3’18 14.4% Q1’22 14.3% 14.1% 14.1% 13.8% 13.8% 13.6% 13.6% 13.5% 13.4% 13.0% 12.9% 12.8% 12.8% 12.8% 12.5% 12.5% 12.2% 12.1% 12.1% 12.0% 12.0% 12.0% 12.0% 12.0% 12.0% 12.0% 11.9% 11.9% 11.8% 11.8% 11.8% 11.7% 11.7% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 20

TCE Ratio Trend (%) CVBF KRX 12.2% 12.1% 11.8% 11.7% 11.5% 11.3% 11.1% 10.5% 10.2% 9.8% 9.6% 9.6% 9.4% 9.2% 9.2% 9.7% 9.7% 8.9% 9.6% 9.4% 9.3% 9.2% 9.2% 9.1% 9.1% 9.0% 8.9% 8.8% 8.8% 8.7% 8.7% 7.9% 8.6% 7.8% 7.8% 7.7% 7.5% 7.4% 7.1% 7.7% 7.5% 7.5% 7.5% 7.4% 7.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 21

Credit Quality NPA % Total Assets Classified Loans % Total Loans 0.12% 1.04% 0.94% 0.87% 0.71% 0.06% 0.04% 0.03% 2020 2021 2022 Q3'23 2020 2021 2022 Q3'23 Net Charge-Offs (Recoveries) to Average Loans Allowance for Credit Losses 1.12% 1.00% 0.94% 0.82% 0.04% 0.00% $93.7 $89.0 $85.1 (0.00%) (0.01%) $65.0 2020 2021 2022 Q3'23 2020 2021 2022 Q3'23 ACL ACL % Total Loans cbbank.com 22 ACL ($ in Millions) Allowance % Total Loans

Net Charge-Offs / Average Loans (%) CVBF KRX 0.08% 0.06% 0.06% 0.05% 0.05% 0.05% 0.04% 0.04% 0.04% 0.04% 0.04% 0.04% 0.04% 0.03% 0.03% 0.03% 0.03% 0.03% 0.02% 0.02% 0.02% 0.01% 0.01% 0.01% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% -0.01% -0.01% -0.01% -0.03% * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 23

NPA / Average Assets (%) CVBF KRX 0.63% 0.61% 0.56% 0.51% 0.51% 0.51% 0.49% 0.49% 0.47% 0.47% 0.45% 0.45% 0.42% 0.37% 0.33% 0.30% 0.30% 0.29% 0.28% 0.28% 0.28% 0.27% 0.18% 0.17% 0.17% 0.14% 0.13% 0.12% 0.12% 0.12% 0.12% 0.10% 0.10% 0.09% 0.09% 0.08% 0.08% 0.06% 0.06% 0.06% 0.05% 0.04% 0.04% 0.04% 0.03% * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 24

Classified Loans / Total Loans (%) CVBF KRX 2.1% 2.1% 2.0% 1.9% 1.8% 1.8% 1.7% 1.6% 1.6% 1.6% 1.5% 1.5% 1.5% 1.5% 1.5% 1.5% 1.4% 1.4% 1.3% 1.2% 1.2% 1.2% 1.1% 1.0% 1.0% 1.0% 0.9% 0.9% 0.9% 0.9% 0.9% 0.8% 0.8% 0.8% 0.8% 0.7% 0.7% 0.7% 0.7% 0.7% 0.7% 0.7% 0.6% 0.6% 0.6% * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 25

Classified Loan Trend ($ in Millions) $92.25 $3.34 $2.74 $5.20 $78.66 $77.83 $76.17 $1.74 $2.11 Other* $9.33 $66.98 $9.97 $12.94 $64.11 $63.65 $1.77 SFR mortgage $34.63 $12.26 $6.87 $5.09 $5.99 $12.05 $10.63 SBA $10.37 $11.57 $7.64 $17.34 $12.17 $20.75 $2.32 Dairy & livestock and $9.00 agribusiness $16.58 $1.53 $10.03 Commercial and industrial $3.65 $45.17 CRE - Non-owner $41.44 $38.10 occupied $33.88 $32.80 $29.12 $24.62 CRE - Owner occupied Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 *Other includes other loan segments that are not listed above, such as Construction and Consumer. cbbank.com 26

CECL Update Highlights Allowance for Credit Losses – by Loan Type 6/30/2023 9/30/2023 Variance ($ in Millions) ✓ Provision for credit loss of $2.0mm in Q3 2023 ACL % of ACL % of ACL % of ✓ Lifetime historical loss models - Macroeconomic Segmentation Balance Loans Balance Loans Balance Loans variables include GDP, Unemployment Rate, & $9.1 0.95% $9.3 0.99% $0.2 0.04% C&I CRE price index $2.7 0.95% $3.0 1.08% $0.3 0.13% SBA ✓ Weighting of multiple forecasts Real estate: Key Economic Assumptions – Weighted Forecast $67.9 0.98% $70.9 1.04% $3.0 0.06% Commercial RE FY’23 FY’24 FY’25 FY’26 $1.2 1.69% $1.0 1.59% $ (0.2) -0.11% Construction 2.1% 0.3% 1.1% 3.0% GDP % Change $0.4 0.17% $0.5 0.20% $0.1 0.03% SFR Mortgage 3.8% 5.2% 5.7% 5.1% Unempl. Rate $5.0 1.66% $3.6 1.01% $ (1.4) -0.64% Dairy & livestock $0.3 0.35% $0.3 0.33% $ 0 -0.02% Q3 2023 Allowance by Portfolio Municipal lease $0.4 0.73% $0.4 0.82% $0 0.09% Consumer and other (Excluding PPP) $87.0 0.98% $89.0 1.00% $2.0 0.02% Sub Total 0.00% PPP $0.0 0.00% $0.0 0.00% $0.0 0.02% $87.0 0.98% $89.0 1.00% $2.0 Total 80% 11% Commercial real estate: 80% Commercial and industrial: 11% Dairy & livestock and agribusiness: 4% SBA: 3% 4% Construction: 1% Consumer and other loans: 0% 3% SFR mortgage: 1% 1% Municipal lease finance receivable: 0% 0% 0% PPP: 0% cbbank.com 27

Loans by Type C&I CRE Owner $0.94B 27.9% Commercial and industrial 10.6% Dairy & livestock and agribusiness 4.0% CRE $6.84B SBA 3.2% SFR mortgage 3.0% Construction 0.7% CRE Non-Owner Municipal lease 49.2% finance receivable 0.8% Consumer and other Other loans $1.10B 0.6% cbbank.com 28

Loan Trends ($ in Millions) Q3 2023 vs Q3 2022 $9,079 $8,942 $8,907 $8,878 $8,774 Total +$104 1% growth $6,950 $6,904 CRE +$158 $6,885 $6,843 $6,685 2% growth C&I ($14) $956 $952 $949 $938 $898 Other($55) $521 $517 $503 $470 $462 $323 D&L and Agribus. $298 $308 $351 $434 +$28 $297 $291 $283 $283 $279 SBA($14) Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 *Other includes other loan segments that are not listed above, such as Construction, SFR Mortgage. cbbank.com 29

Commercial Real Estate Loans Collateral Type Owner/Non-Owner Occupied Other RE Rental Non- Medical and Leasing Farmland Owner 5% 3% 7% 64% Industrial Other 33% 9% Multi- Family 12% Owner Retail 36% Office 14% 17% cbbank.com 30

CRE by Collateral Origination Year Balance % of Avg. Size Classified Collateral LTV at 2018 or ($ in Owner ($ in ($ in 2023 2022 2021 2020 2019 Type Origination earlier Millions) Occupied Millions) Millions) Industrial $ 2,283 49% 50% $ 1.63 $ 14.74 7% 21% 19% 11% 7% 35% 1,141 24% 55% 1.69 - 3% 23% 14% 17% 9% 34% Office Retail 958 12.0% 48% 1.70 22.81 4% 23% 19% 13% 7% 34% Multi- 834 0% 49% 1.60 - 8% 21% 18% 19% 11% 23% Family Other 597 56% 47% 1.50 13.58 7% 13% 19% 11% 13% 37% Farmland 509 99% 46% 1.55 28.62 3% 21% 16% 22% 11% 27% 315 33% 58% 1.53 0.04 3% 13% 17% 14% 6% 47% Medical Other RE Rental & 206 9% 49% 1.93 - 11% 22% 15% 5% 6% 41% Leasing $ 6,843 36% 50% $ 1.63 $ 79.79 5% 20% 18% 14% 9% 34% Total cbbank.com 31

C&I by Industry % of Balance C&I Industry ($ in Millions) Manufacturing: 13% Wholesale Trade: 9% Total Real Estate Rental and Leasing $ 210 22% Manufacturing 122 13% Construction: 9% Wholesale Trade 84 9% Real Estate Rental and Leasing: 22% Construction 83 9% Arts, Entertainment, and Recreation 76 8% Administrative and Support and Arts, Waste Management and 49 5% Entertainment, Remediation Services and Recreation: Professional, Scientific, and Technical 8% Other: 19% 47 5% Services Administrative and Health Care and Social Assistance 46 5% Support and Waste Management and Transportation and Warehousing 41 4% Remediation Services: 5% Other 180 19% Professional, Scientific, Total $ 938 100% and Technical Services: 5% Health Care and Social Transportation and Assistance: 5% Warehousing: 5% cbbank.com 32

Line Utilization Trends 81% 78% 73% 71% 68% 69% 69% 67% 68% 66% 53% 53% 52% 50% 49% 52% 51% 47% 45% 49% 48% 47% 47% 45% 46% 46% 45% 41% 43% 41% 39% 33% 32% 31% 32% 29% 29% 31% 27% 31% 28% 28% 27% 27% 26% Total D&L C&I cbbank.com 33 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023

Relationship-Centered Deposit Base 100% Core Deposits - 0% Brokered Deposits September 30, 2023 September 30, 2022 Total Deposits & Customer Repos Total Deposits & Customer Repos Repos Repos 3% 2% Interest-bearing Interest-bearing 36% 38% Noninterest-bearing 60% Noninterest-bearing 61% Cost of Interest-Bearing Deposits and Repos September 2022 September 2023 0.14% 1.39% cbbank.com 34

Diverse Deposit Base Consumer 25% Manufacturing 11% Other Real Estate Rental and Leasing 7% Other Industries 11% Construction 7% Agriculture, Forestry, Fishing and Hunting 2% Transportation and Warehousing Property Management 2% 5% Retail Trade 3% Educational Professional, Scientific, and Services Technical Services 3% 5% Wholesale Trade 3% Health Care and Escrow and Title Social Assistance 5% Finance and Public Administration 4% Insurance 4% 4% *Other Industries include various industries that represent less than 2%. cbbank.com 35

Business vs Consumer Deposits Q1 2022 Q3 2023 Non- Non- Analyzed Analyzed Business Business Accounts Consumer Accounts Consumer 36% 35% 25% 25% Analyzed Analyzed Business Business Accounts Accounts 39% 40% cbbank.com 36

Deposit Relationship Tenure Q1 2022 Q4 2022 Q3 2023 Over 10 Years Over 10 Over 10 46% Years Years 3 to 10 3 to 10 40% 42% Years Years 34% 3 to 10 36% Years 31% Less than 3 Less than 3 Less than 3 Years Years Years 23% 24% 24% > 75% of our customer deposit relationships have banked with CBB for 3 years or more cbbank.com 37

Brokered Deposits / Total Deposits (%) CVBF KRX 6.56% 4.99% 4.94% 4.64% 4.63% 4.58% 4.47% 4.43% 4.38% 4.31% 4.10% 3.98% 3.73% 3.43% 3.37% 2.89% 2.76% 2.34% 2.21% 2.20% 2.11% 1.96% 1.94% 1.09% 0.76% 0.76% 0.74% 0.74% 0.75% 0.72% 0.60% 0.59% 0.27% 0.27% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 38

Cost of Deposits 6.00% 5.50% CVBF KRX Fed Funds Rate 5.00% Current rate cycle to For the Last 5 Years CVBF Ranked Among the 5 Lowest Cost of Deposits date*: 4.00% of the 50 Banks in the KRX Index CVBF deposit beta = 6.4% 3.00% 2.50% 1.75% 2.00% 1.56% 0.82% 1.00% 0.52% 0.35% 0.15% 0.25% 0.21% 0.03% 0.00% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2018 2019 2020 2021 2022 2023 *Measured as the growth in deposits costs from Q1 2022 through Q2 2023 as a function of growth in the Federal Funds Rate. Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks) cbbank.com 39

Cost of Deposits: Monthly Trends Cost of Deposits MoM Growth in Cost of Deposit vs. Effective vs. Effective Federal Funds Rate Federal Funds Rate 5.08% CVBF EFFR CVBF .68% .68% EFFR 0.56% Jan-22 Mar-22 May-22 Jul-22 Sep-22 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 .50% .47% .43% .43% .34% .25% .24% .24% .22% .21% .18% ..13% .12% .09% .09% .08% .07% .06% .05% .05% .04% .03% .03% .02% .02% .01% .01% .01% .01% .00% .00% .00% .00% .00% - - (.00%) (.01%) Feb-22 Apr-22 Jun-22 Aug-22 Oct-22 Dec-22 Feb-23 Apr-23 Jun-23 Aug-23 * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 40

Net Interest Income and NIM ($ in Millions) $137.4 $133.3 4.18% $2.0 $3.4 $125.7 $123.4 4.01% $1.2 $119.5 3.91% $0.9 $1.0 3.82% 3.51% 3.69% 3.46% 3.45% 3.31% 3.22% $135.4 $129.9 $124.6 $122.5 $118.6 0.92% 0.83% 0.49% 0.13% 0.05% Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Earning Asset Yield Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Net Interest Margin PPP interest/fees & Disc Accr Cost of Funds cbbank.com 41

Net Interest Margin Trend CVBF KRX 4.49% 4.40% 4.39% 4.34% 4.24% 4.08% 4.06% 3.82% 3.70% 3.69% 3.78% 3.74% 3.73% 3.50% 3.69% 3.69% 3.45% 3.64% 3.63% 3.58% 3.34% 3.33% 3.31% 3.29% 3.49% 3.46% 3.45% 3.18% 3.16% 3.06% 3.22% 3.20% 3.17% 2.96% 3.16% 2.92% 3.12% 2.90% 3.04% 2.98% 2.89% 2.89% 2.79% Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 42

Appendix Non-GAAP Reconciliation cbbank.com

CRE Office by Loan Amount Balance Rate Resets Next % of Maturing Next 24 Avg. Balance Classified Balance Loan Amount 24 Months ($ in Millions) ($ in Millions) Owner Occupied ($ in Millions) months ($ in Millions) ($ in Millions) Greater than $20M $ 23 0% $ 23 $ 0 $ 0 $ 0 $10M to $20M 125 25% 14 0 12 23 $5M to $10M 292 16% 7 0 42 37 $1M to $5M 545 24% 2 0 75 74 Less than $1M 0 156 44% 0 22 13 Total $ 1,141 $ 151 $ 147 $298mm (or 26%) of CRE office loans mature or reprice in the next 24 months. cbbank.com 44

CRE Office Loans by Major MSA San Francisco County • Total Balance of $426,000 (1 loan) Los Angeles County • Total Balance of $420mm (205 loans) San Diego County • Total Balance of $93mm (25 loans) Note: Only shows the office loans that are in the major MSA. cbbank.com 45

Greater LA Business Density Distribution % of Market Description $ Loan LTV at Avg. Owner Classified Origination ($ in Thousands) Balance Loan Size Occupied West LA $ 96,563 16% 51% $ 4,828 $ 0 (HBD) Other West LA 68,789 20% 52% 2,150 0 North LA (HBD) 48,691 14% 45% 1,475 0 42,676 17% 46% 1,293 0 Other North LA Downtown LA (HBD) 574 100% 6% 574 0 Note: Darker Shaded areas represent higher density of businesses within each submarket (HBD) Other Central LA 42,171 28% 48% 2,220 0 • West LA includes Santa Monica and Century City • Central LA includes Downtown LA 120,573 35% 50% 1,800 0 Other LA • North LA includes Pasadena and Burbank • Other LA (includes remaining areas of LA) Total $420,037 24% 48% $ 2,049 $ 0 cbbank.com 46

Greater SD Business Density Distribution % of Area $ Loan LTV at Owner Avg. Size Classified Balance Origination ($ in thousands) Occupied Downtown SD (HBD) $ 3,842 41% 54% $ 1,281 $ 0 Other SD 89,274 0% 52% 4,058 0 • Darker shaded areas represent Higher Business Density (HBD) Total $ 93,116 2% 52% $ 3,725 $ 0 cbbank.com 47

Greater SF Business Density Distribution % of Area $ Loan LTV at Owner Avg. Size Classified Origination ($ in thousands) Balance Occupied Downtown SF (HBD) $ 426 0% 3% $ 426 $ 0 Other SF 0 0% 0% 0 0 • Darker shaded areas represent Higher Business Density (HBD) Total $ 426 0% 3% $ 426 $ 0 cbbank.com 48

Loans by Region # of Average Center Total Loans Loans per % Locations (9/30/23) Location ($ in Thousands) (9/30/23) Los Angeles County 21 $ 157,076 $ 3,298,588 37.2% Central Valley and Sacramento 15 142,112 2,131,675 24.0% Orange County 10 112,317 1,123,168 12.7% Inland Empire 9 111,015 999,132 11.2% (Riverside & San Bernardino Counties) Central Coast 5 94,322 471,612 5.3% San Diego 2 168,326 336,651 3.8% Other California 154,574 1.7% Out of State 362,232 4.1% Total 62 $143,188 $ 8,877,632 100.0% cbbank.com 49

Deposits by Region Average # of Center Total Deposits Total Deposits Deposits per Locations (6/30/23) (9/30/23) Center (9/30/23) (9/30/23) ($ in Thousands) Los Angeles County 21 $5,216,235 $5,169,528 $246,168 Inland Empire 9 3,484,676 (Riverside & San Bernardino 3,268,712 363,190 Counties) Central Valley and Sacramento 15 2,042,311 1,978,129 131,875 Orange County 10 1,620,535 1,721,802 172,180 Central Coast 5 388,666 381,738 76,348 San Diego 2 97,470 108,430 54,215 Total 62 $12,849,894 $12,628,339 $203,683 *Includes Customer Repurchase Agreements. cbbank.com50

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP) The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements. For the Year Ended December 31, Three Months Ended September 30, June 30, September 30, 2019 2020 2021 2022 2022 2023 2023 (Dollars in thousands) Net Income $ 207,827 $ 177,159 $ 212,521 $ 235,425 $ 64,639 $ 55,770 $ 57,887 Add: Amortization of intangible assets 10,798 9,352 8,240 7,566 1,846 1,719 1,567 Less: Tax effect of amortization of intangible assets [1] (3,192) (2,765) (2,436) (2,237) (546) (508) (463) Tangible net income $ 215,433 $ 183,746 $ 218,325 $ 240,754 $ 65,939 $ 56,981 $ 58,991 Average stockholders' equity $ 1,939,961 $ 1,991,664 $ 2,063,360 $ 2,066,463 $ 2,016,198 $ 2,027,708 $ 2,027,030 Less: Average goodwill (665,026) (663,707) (663,707) (764,143) (765,822) (765,822) (765,822) Less: Average intangible assets (48,296) (38,203) (29,328) (25,376) (24,396) (19,298) (17,526) Average tangible common equity $ 1,226,639 $ 1,289,754 $ 1,370,325 $ 1,276,944 $ 1,225,980 $ 1,242,588 $ 1,243,682 Return on average equity, annualized [2] 10.71% 8.90% 10.30% 11.39% 12.72% 11.03% 11.33% Return on average tangible common equity, annualized [2] 17.56% 14.25% 15.93% 18.85% 21.34% 18.39% 18.82% [1] Tax effected at respective statutory rates. [2] Annualized where applicable. cbbank.com51

Reconciliation of PTPP Return on Average Assets (Non-GAAP) The Pretax-pre provision income (“PTPP”) return on average assets is a non-GAAP disclosure. We use certain non- GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements. Year Ended December 31, Three Months Ended September 30, June 30, September 30, 2019 2020 2021 2022 2022 2023 2023 (Dollars in thousands) Net Income $ 207,827 $ 1 77,159 $ 212,521 $ 2 35,425 $ 64,639 $ 55,770 $ 57,887 Add: Provision for(recapture of) credit losses 5,000 23,500 (25,500) 10,600 2,000 500 2,000 Add: Income tax expense 83,247 72,361 85,127 92,922 25,262 21,904 22,735 Pretax-pre provision income $ 296,074 $ 273,020 $ 272,148 $ 338,947 $ 91,901 $ 78,174 $ 82,622 Average total assets $ 11,302,901 $ 12,929,813 $ 15,350,521 $ 16,911,661 $ 16,871,888 $ 16,456,524 $ 16,433,578 Return on average assets [1] 1.84% 1.37% 1.38% 1.39% 1.52% 1.36% 1.40% PTPP Return on average assets [1] 2.62% 2.11% 1.77% 2.00% 2.16% 1.91% 1.99% [1] Annualized where applicable. cbbank.com52

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